     As filed with the Securities and Exchange Commission on August 9, 2000
                                           Registration Statement No. 333-82381
===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -----------------------------

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                         -----------------------------

                                 S1 CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                                58-2395199
             ----------                              ------------
  (State or other jurisdiction of         (IRS Employer Identification No.)
   incorporation or organization)

          3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia 30326
                    (Address of Principal Executive Offices)

                         -----------------------------

           S1 CORPORATION AMENDED AND RESTATED 1995 STOCK OPTION PLAN
 SECURITY FIRST NETWORK BANK AMENDED AND RESTATED DIRECTORS' STOCK OPTION PLAN
    SECURITY FIRST NETWORK BANK STOCK OPTION AGREEMENT (ADVISORY DIRECTORS)
                   1995 STOCK OPTION PLAN OF SECUREWARE, INC.
        SECURITY FIRST NETWORK BANK STOCK OPTION AGREEMENT (SECUREWARE)
          SECURITY FIRST NETWORK BANK 1997 EMPLOYEE STOCK OPTION PLAN
   SECURITY FIRST TECHNOLOGIES CORPORATION 1998 DIRECTORS' STOCK OPTION PLAN
                           (Full title of the plans)

                           -------------------------

                              Robert F. Stockwell
                            Chief Financial Officer
                                 S1 Corporation
                      3390 Peachtree Road, NE, Suite 1700
                             Atlanta, Georgia 30326
                    (Name and address of agent for service)

                                 (404) 812-6780
         (Telephone number, including area code, of agent for service)

                                    COPY TO:

                             Stuart G. Stein, Esq.
                             Hogan & Hartson L.L.P.
                          555 Thirteenth Street, N.W.
                             Washington, D.C. 20004
                                 (202) 637-8575

                           --------------------------

                        CALCULATION OF REGISTRATION FEE

------------------------------------------- ----------------- --------------------- -------------------- --------------
                                                 AMOUNT         PROPOSED MAXIMUM     PROPOSED MAXIMUM      AMOUNT OF
           TITLE OF SECURITIES                   TO BE           OFFERING PRICE     AGGREGATE OFFERING   REGISTRATION
             TO BE REGISTERED                  REGISTERED          PER SHARE               PRICE              FEE
------------------------------------------- ----------------- --------------------- -------------------- --------------
Common Stock, par value $0.01 per share        3,000,000             $15.78125*       $47,343,750.00*      $12,498.75*
------------------------------------------- ----------------- --------------------- -------------------- --------------

* Estimated solely for the purpose of calculating this fee pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended, based upon the average of the high and low prices for shares of common stock S1 Corporation as reported on The Nasdaq Stock Market's National Market Tier of $15.78125 on the basis of August 2, 2000.

===============================================================================

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT

         On July 7, 1999, Security First Technologies Corporation (now known as S1 Corporation) filed a Post-Effective Amendment No. 1 to Registration Statement on Form S-4 on Form S-8 (File No. 333-82381) with the Securities and Exchange Commission. The contents of that registration statement are incorporated herein by reference.

ITEM 8.           EXHIBITS.

Exhibit
No.                                    Description
-------                                -----------
4.1               Amended and Restated Certificate of Incorporation of S1
                  Corporation ("S1") (filed as Exhibit 1 to S1's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission (the "SEC") on September 30, 1998 and incorporated herein by reference).

4.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated June 3, 1999 (filed as Exhibit
                  4.2 to S1's Registration Statement on Form S-8 (File No.
                  333-82369) filed with the SEC on July 7, 1999 and incorporated herein by reference).

4.3 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated November 10, 1999 (filed as
                  Exhibit 3.3 to S1's Annual Report on Form 10-K for the fiscal year ending December 31, 1999 and incorporated herein by reference).

4.4               Certificate of Designation for S1's Series B Redeemable
                  Convertible Preferred Stock (filed as Exhibit 2 to S1's
                  Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.5               Certificate of Designation for S1's Series C Redeemable
                  Convertible Preferred Stock (filed as Exhibit 3 to S1's
                  Quarterly Report on Form 10-Q for the quarterly period ending
                  March 31, 1999 and incorporated herein by reference).

4.6               Certificate of Designations for S1's Series D Convertible
                  Preferred Stock (filed as Exhibit 3 to S1's Current Report on
                  Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

4.7               Amended and Restated Bylaws of S1, as amended (filed as
                  Exhibit 4.7 to S1's Post-Effective Amendment No. 1 to Form
                  S-8 Registration Statement (File No. 333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.8               Specimen certificate for S1's common stock (filed as Exhibit
                  4 to S1's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2000 and incorporated herein by reference).

4.9               Specimen certificate for S1's Series B Convertible Redeemable
                  Preferred Stock (filed as Exhibit 4.3 to S1's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

4.10              Specimen certificate for S1's Series C Redeemable Convertible
                  Preferred Stock (filed as Exhibit 4.10 to S1's Post-Effective
                  Amendment No. 1 to Form S-8 Registration Statement (File No.
                  333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.11              Specimen certificate for S1's Series D Convertible Preferred
                  Stock (filed as Exhibit 4 to S1's Current Report on Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

5 Opinion of Nancy K. Kenley as to the legality of the securities registered hereunder, including the consent of Ms.
                  Kenley.

23.1              Consent of Nancy K. Kenley (included in Item 5).

23.2              Consent of PricewaterhouseCoopers LLP.

23.3              Consent of KPMG LLP.

24                Power of Attorney.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 9th day of August, 2000.

                                     S1 CORPORATION

                                     By:    /s/ Robert F. Stockwell
                                            -------------------------------
                                            Robert F. Stockwell
                                            Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated below on this 9th day of August, 2000.

         SIGNATURE                                            TITLE
         ---------                                            -----
/s/ James S. Mahan, III
--------------------------------------------
James S. Mahan, III                                  Chief Executive Officer and a
                                                     Director (Principal Executive
                                                     Officer)
/s/ Robert F. Stockwell
--------------------------------------------
Robert F. Stockwell                                  Chief Financial Officer
                                                     (Principal Financial Officer
                                                     and Principal Accounting Officer)

/s/ Michel Akkermans*                                Chairman of the Board
--------------------------------------------
Michel Akkermans

/s/ Robert W. Copelan*                               Director
--------------------------------------------
Robert W. Copelan

/s/ Gregg S. Freishtat*                              Director
--------------------------------------------
Gregg S. Freishtat

/s/ David C. Hodgson*                                Director
--------------------------------------------
David C. Hodgson

/s/ Joseph S. McCall*                                Director
--------------------------------------------
Joseph S. McCall

/s/ Howard J. Runnion*                               Director
--------------------------------------------
Howard J. Runnion, Jr.

/s/ Jackson L. Wilson*                               Director
--------------------------------------------
Jackson L. Wilson, Jr.


*By  /s/ Robert F. Stockwell
     -----------------------
     Robert F. Stockwell
     pursuant to Power of Attorney

                                 EXHIBIT INDEX

Exhibit
No.                                       Description
-------                                   -----------
4.1               Amended and Restated Certificate of Incorporation of S1
                  Corporation ("S1") (filed as Exhibit 1 to S1's Registration
                  Statement on Form 8-A filed with the Securities and Exchange
                  Commission (the "SEC") on September 30, 1998 and incorporated herein by reference).

4.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated June 3, 1999 (filed as Exhibit
                  4.2 to S1's Registration Statement on Form S-8 (File No.
                  333-82369) filed with the SEC on July 7, 1999 and incorporated herein by reference).

4.3 Certificate of Amendment of Amended and Restated Certificate of Incorporation of S1 dated November 10, 1999 (filed as
                  Exhibit 3.3 to S1's Annual Report on Form 10-K for the fiscal year ending December 31, 1999 and incorporated herein by reference).

4.4               Certificate of Designation for S1's Series B Redeemable
                  Convertible Preferred Stock (filed as Exhibit 2 to S1's
                  Registration Statement on Form 8-A filed with the SEC on September 30, 1998 and incorporated herein by reference).

4.5               Certificate of Designation for S1's Series C Redeemable
                  Convertible Preferred Stock (filed as Exhibit 3 to S1's
                  Quarterly Report on Form 10-Q for the quarterly period ending
                  March 31, 1999 and incorporated herein by reference).

4.6               Certificate of Designations for S1's Series D Convertible
                  Preferred Stock (filed as Exhibit 3 to S1's Current Report on
                  Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

4.7               Amended and Restated Bylaws of S1, as amended (filed as
                  Exhibit 4.7 to S1's Post-Effective Amendment No. 1 to Form
                  S-8 Registration Statement (File No. 333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.8               Specimen certificate for S1's common stock (filed as Exhibit
                  4 to S1's Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2000 and incorporated herein by reference).

4.9               Specimen certificate for S1's Series B Convertible Redeemable
                  Preferred Stock (filed as Exhibit 4.3 to S1's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and incorporated herein by reference).

4.10              Specimen certificate for S1's Series C Redeemable Convertible
                  Preferred Stock (filed as Exhibit 4.10 to S1's Post-Effective
                  Amendment No. 1 to Form S-8 Registration Statement (File No.
                  333-82383) filed with the SEC on August 9, 2000 and incorporated herein by reference).

4.11              Specimen certificate for S1's Series D Convertible Preferred
                  Stock (filed as Exhibit 4 to S1's Current Report on Form 8-K filed with the SEC on June 7, 2000 and incorporated herein by reference).

5 Opinion of Nancy K. Kenley as to the legality of the securities registered hereunder, including the consent of Ms.
                  Kenley.

23.1              Consent of Nancy K. Kenley (included in Item 5).

23.2              Consent of PricewaterhouseCoopers LLP.

23.3              Consent of KPMG LLP.

24                Power of Attorney.